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                                                                    EXHIBIT 10.7


                         SECOND MODIFICATION AGREEMENT

     This SECOND MODIFICATION AGREEMENT entered into as of March 31, 1999, between Video City, Inc., a Delaware corporation with its principal executive offices at 370 Amapola Avenue, Suite 208, Torrance, California, 90501, (as a "Borrower" and "Agent Borrower") and its wholly owned subsidiaries listed as "a Borrower" below ("Subsidiaries", and together with Video City, Inc., the "Borrowers") and BankBoston Retail Finance Inc., a Delaware corporation with an address of 40 Broad Street, Boston 02109 (the "Lender").

     WHEREAS, the Lender established a revolving line of credit pursuant to a certain Loan and Security Agreement by and between the Lender and the Borrowers dated as of December 29, 1998, as amended by that certain Modification Agreement dated as of January 8, 1999 (the "Loan Agreement") whereby Lender agreed to lend to Borrowers upon Borrowers' request, but subject to the terms and conditions set forth in the Loan Agreement, up to Thirty Million Dollars and Zero Cents ($30,000,000).

     WHEREAS, the Borrowers intend to acquire 100% of the issued and outstanding stock of Video Galaxy, Inc., a Delaware corporation ("Video Galaxy"), pursuant to an Agreement of Merger and Plan of Reorganization by and among Video City, Inc., Video Galaxy, Inc. and James G. Howard, George M. Peloso and Kurt Peterson dated as of March 30, 1999 (the "Galaxy Purchase Agreement").

     WHEREAS, the Loan Agreement prohibits the Borrowers from consummating the transactions contemplated by the Galaxy Purchase Agreement absent the consent of the Lender.

     WHEREAS, the Borrowers have requested that the Lender consent to the consummation the transactions contemplated by the Galaxy Purchase Agreement by the Borrowers.

     WHEREAS, the Lender is willing to consent to the consummation of the transactions contemplated by the Galaxy Purchase Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers mutually agree as follows:

     1.  Definitions.  All capitalized terms used herein shall have the same
         ------------
meaning as set forth in the Loan Agreement, unless otherwise defined herein.

     2.  Effective Date.  This Modification Agreement shall be effective upon
         ---------------
receipt by the Lender of each of the following documents in a form acceptable to Lender in its sole discretion: (i) an original executed copy of this Agreement signed by the Borrowers and Lender; (ii) evidence that the transactions contemplated by the Galaxy Purchase Agreement, including the funding of at least $1,700,000 of the cash purchase price by Ingram Entertainment, Inc., have closed and been fully consummated; (iii) an Amended and Restated Revolving Credit Note in the form attached hereto as Exhibit 1; (iv) an agreement executed by Ingram Entertainment, Inc., modifying its Subordination Agreement dated as of December 28, 1998 to
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increase the minimum availability requirement in Section 4 thereof to
$3,000,000; and (v) such other documents as it may require in its sole discretion.

     3.  Modifications to Loan Agreement.
         -------------------------------

               (a)  Schedule 1 to the Loan Agreement shall be deleted and
                    Schedule 1 attached hereto shall be substituted therefor.

               (b) The words "Video Galaxy, Inc." shall be added to the list of Related Entities attached as Exhibit 4-2 to the Loan Agreement.

               (c) The words "Video Galaxy, Inc. - Video Galaxy" shall be added to the list of Trade Names attached as Exhibit 4-3 to the Loan Agreement.

               (d) Exhibit 4-5(i) attached hereto, scheduling the new locations to be acquired by the Borrowers, shall be incorporated by reference into Exhibit 4-5 to the Loan Agreement.

               (e) The following shall be added to the schedule of Indebtedness attached as Exhibit 4-7 to the Loan Agreement: "Ingram Entertainment Inc. (Video Galaxy, Inc.) $1,700,000"

               (f) The figure "$1,250,000" shall be substituted for the figure "$500,000" in the "Excess Availability" provision of Exhibit 5-12(a) Financial Performance Covenants.

               (g)  The Video City Deposit Accounts listed on the attached Annex
                                                                           -----
                    G shall be added to the list of deposit accounts set forth
                    -
                    on Exhibit 7-1 to the Loan Agreement.

               (h)  The Credit Card Numbers listed on the attached Annex H shall
                                                                   -------
                    be added to the list of credit card accounts set forth on
                    Exhibit 7-2 to the Loan Agreement.

     4.  Modification to Agented Borrowing Agreement.
         -------------------------------------------

               (a) Schedule 1 of the Agented Borrowing Agreement shall be deleted and Schedule 1 attached hereto shall be substituted therefor.

     5.  Representations and Warranties.  In addition to all other
         ------------------------------
         representations, warranties, and covenants made by the Borrowers in the Loan Agreement, the Borrowers hereby represent and warrant to the Lender as follows:

               (a)  Acquisition.
                    -----------

                    (i) The Galaxy Purchase Agreement has been duly authorized, executed and delivered by each of the parties thereto and constitutes a complete legal, valid and binding obligation of each of the parties thereto, in accordance with its terms.

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                   (ii)  All necessary governmental and third party consents, approvals, releases and filings required to be obtained to effect the transactions contemplated by the Galaxy Purchase Agreement have been obtained and are in full force and effect.

                   (iii) The closing pursuant to the Galaxy Purchase Agreement, including the funding of at least $1,700,000 of the cash purchase price by Ingram Entertainment, Inc., has occurred, or will occur simultaneously with the execution of this Modification Agreement and Video City, Inc. has acquired all of the right, title, and interest in and to all of the capital stock of Video Galaxy in accordance with the terms of the Galaxy Purchase Agreement.

                   (iv) All representations and warranties of the parties to the Galaxy Purchase Agreement are, to the best of the Borrowers' knowledge, including the schedules and exhibits thereto, were, at the time of the closing, true and correct in all material respects.

                   (v) The Borrowers have delivered to the Lender a true, correct and complete copy of the Galaxy Purchase Agreement, including all exhibits and schedules thereto.

              (b)   Unrelated Entities.   The Borrowers hereby represent and
                    --------------------
                    warrant that the following entities are not and have never been a Related Entity of any of the Borrowers: Macat Enterprises, Inc. And Franklin Design, and the Collateral is not subject to any liens by the Town of Rocky Hill or the Town of Plainsfield, Connecticut.

              (c)   Representations and Warranties: No Event of Default.  The
                    ---------------------------------------------------
                    representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant to the Loan Agreement on or prior to the Effective Date of this Modification Agreement shall be correct and accurate as to each Borrower on and as of the Effective Date of this Modification Agreement as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing as of the Effective Date of this Agreement or would result from this Agreement becoming effective in accordance with its terms.

              (d)   Organization, Good Standing, Etc. Each Borrower (i) is a
                    ---------------------------------
                    corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

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               (e)  Authorization, Etc.  The execution, delivery and performance
                    -------------------
                    by the Borrowers of this Agreement, and the performance by the Borrowers of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene the Borrowers' charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (f)  Governmental Approvals.  No authorization or approval of
                    ----------------------
                    other action by, and no notice to or filing with, any governmental authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by the Borrowers of this Agreement, or for the performance of the Loan Agreement, as amended hereby.

               (g)  Enforceability of Loan Documents.  This Agreement, the Loan
                    --------------------------------
                    Agreement, as amended hereby, and each other Loan Document to which each Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     6.   Miscellaneous.
          -------------

               (a)  Continued Effectiveness of the Loan Documents.  Except as
                    ---------------------------------------------
                    otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof
                    (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Documents.

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               (b)  Counterparts.  This Agreement may be executed in any number
                    ------------
                    of counterparts and by different parties hereto in separate counterparts (including, without limitation, by telecopy), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (c)  Headings.  Section headings herein are included for
                    --------
                    convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (d)  Governing Law.  This Agreement shall be governed by, and
                    -------------
                    construed in accordance with, the law of the Commonwealth of Massachusetts.

               (e)  Costs and Expenses.  The Borrowers agree to pay on demand
                    ------------------
                    all fees, costs and expenses of the Lender (including, without limitation, the reasonable fees, costs and other client charges of legal counsel to the Lender) in connection with the preparation, execution and delivery of this Agreement and the other related agreements, instruments and documents.

               (f)  Modification Agreement as Loan Document.  The Borrowers
                    ---------------------------------------
                    hereby acknowledge and agree that this Agreement constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if
                    (i) any representation or warranty made by the Borrowers under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

               (g)  Waiver of Jury Trial.  EACH BORROWER AND THE LENDER EACH
                    --------------------
                    HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.


                            INTENTIONALLY LEFT BLANK

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     Executed under seal as of the date written above.


Video City, Inc. ("Borrower" and "Agent       Old Republic Entertainment, Inc.
Borrower")                                    ("Borrower")

/s/  Timothy J. Denari                        /s/  Timothy J. Denari
----------------------                        ----------------------
By:  Timothy J. Denari                        By:  Timothy J. Denari
Title:  Chief Financial Officer               Title:  Chief Financial Officer

Sulpizio One, Inc. ("Borrower")               Video Tyme, Inc. ("Borrower")

/s/  Timothy J. Denari                        /s/  Timothy J. Denari
----------------------                        ----------------------
By:  Timothy J. Denari                        By:  Timothy J. Denari
Title:  Chief Financial Officer               Title:  Chief Financial Officer

Videoland, Inc. ("Borrower")                  Video Galaxy, Inc. ("Borrower")

/s/  Timothy J. Denari                        /s/  Timothy J. Denari
----------------------                        ----------------------
By:  Timothy J. Denari                        By:  Timothy J. Denari
Title:  Chief Financial Officer               Title:  Chief Financial Officer

BANKBOSTON RETAIL FINANCE INC.
("Lender")

/s/  Robert DeAngelis
---------------------
By:  Robert DeAngelis
Title:  Senior Vice President


Signature Page to Second Modification Agreement

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